Corporate Presentation March 2025 1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into the first half of 2027, the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, the timing of anticipated topline results of ALTITUDE-AD, and the potential for additional development to support a subcutaneous dosing option of sabirnetug. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

3 Advancing a Next Generation Antibody Targeting Toxic Amyloid Beta Oligomers (AβOs) for Early Alzheimer’s Disease (AD) With passion, expertise, and perseverance, we are forging a path toward innovative treatments that preserve quality time for all people impacted by Alzheimer’s and other neurodegenerative diseases. Large market in need of additional treatment options Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs Positive Phase 1 clinical trial results presented in 2H 2023 Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for sabirnetug Phase 2 (IV) topline results expected in late 2026 $

Early AD Patient Population Represents Significant and Growing Market 4 STAGES AND CHARACTERISTICS OF AD PROGRESSION Severe DementiaModerate DementiaMild Dementia Mild Cognitive Impairment (MCI) Preclinical AD ~5 Million* ~2 Million* Early Alzheimer’s Disease in the U.S. Cognitive Decline Behavioral and Psychological Complications Functional Decline *Alzheimer's Association Growing Market Higher prevalence due to aging population More diagnosed cases driven by improved ability to diagnose in earlier stages of AD via increased understanding of blood-based biomarkers More treated cases due to availability of treatment options and favorable shifts around adoption

Amyloid & Abeta Oligomers in AD Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs

6 Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology Aβ monomers are normally produced, non-toxic and orders of magnitude more prevalent than other forms of amyloid. Aβ plaques are relatively inert but serve as reservoirs for toxic species of amyloid: oligomers and protofibrils. A Species and Therapeutic Targets in AD

Soluble AβOs Contribute to Pathophysiological Processes Associated with Alzheimer’s Disease Disrupted Ca2+ homeostasis Demuro et al, 2005 De Felice et al, 2007 Alberdi et al, 2010 Wang et al, 2018 ChAT loss Heinitz et al, 2006 Nunes-Tavares et al, 2012 Inhibition of axonal transport Pigino et al, 2009 Poon et al, 2009 Decker et al, 2010 Oxidative stress Longo et al, 2000 Sponne et al, 2003 Tabner et al, 2005 De Felice et al, 2007 ER stress Resende et al, 2008 Nishitsuji et al, 2009 Insulin resistance Zhao et al, 2008 Zhao et al, 2009 Ma et al, 2009 De Felice et al, 2009 Impact on astrocytes/microglia Hu et al, 1998 Jimenez et al, 2008 Sondag et al, 2009 Tomiyama et al, 2010 Aberrant Tau phosphorylation De Felice et al, 2008 Ma et al, 2009 Tomiyama et al, 2010 Zempel et al, 2010 Bloom, 2014 Forny-Germano et al, 2020 Wakeman et al, 2022 Darricau et al, 2023 Selective neuron death Lambert et al, 1998 Kim et al, 2003 Florent et al, 2006 Ryan et al, 2009 Lee et al, 2017 Komura, 2019 Plasticity dysfunction Lambert et al, 1998 Walsh et al, 2002 Wang et al, 2002 Townsend et al, 2006 Yasumoto et al, 2019 Synapse deterioration Zhao et al, 2006 Lacor et al, 2007 Shankar et al, 2007 Wu et al, 2010 Brito-Moreira et al, 2017 Actor-Engel et al, 2021 Sackmann & Hallbeck, 2020 Limegrover et al, 2021 Receptor Redistribution Snyder et al, 2005 Roselli et al, 2005 Lacor et al, 2007 Zhao et al, 2008 • Soluble Aβ forms appear early in the course of disease pathophysiology • Toxic consequences of soluble Aβ oligomer production include synapse dysfunction and loss, tau hyperphosphorylation, immune cell activation and functional impairment • Reduced neuronal toxicity and intervention at the synaptic level may prevent irreversible neuronal cell death • Production of toxic soluble Aβ persists after plaque removal Aberrant Tau Phosphorylation Selective Neuron Death Oxidative & ER Stress Insulin Resistance ChAT Loss Synaptic Deterioration Plasticity Dysfunction Receptor Redistribution Impact on Astrocytes/Microglia Disrupted Ca2+ homeostasis Inhibition of Axonal Transport Supported by extensive literature: 7

Sabirnetug: Potential Next Generation Immunotherapy for Early AD 8 • Humanized, affinity matured mAb developed to target toxic Aβ oligomers • IgG2 subclass mAb with reduced effector function Designed for Improved Efficacy & Safety Large Pharma Collaboration Encouraging Regulatory Interactions • FDA Fast Track designation for the treatment of early AD • FDA and EMA alignment on intended Phase 2 design • Phase 2 implemented as a registration quality study • Discovered in collaboration with Merck & Co. ✓ Acumen holds exclusive program rights with no future financial or other obligations due to Merck Positive Ph1 in AD Patients & Encouraging Ph2 Enrollment • Successful Phase 1 exclusively in early AD patients ✓ Safety, target engagement, biomarker effects • Phase 2 (n=540) enrollment complete in March 2025; topline results expected in late 2026

• Aβ monomers are ~7000x higher concentration than AβOs in AD CSF • Higher affinity for monomeric Aβ will reduce functional selectivity due to high monomer levels • Sabirnetug has much lower affinity than other mAbs for Aβ monomers Sabirnetug was Developed to Target AβOs Sabirnetug demonstrates high selectivity for AβOs versus monomeric Aβ 9 M urin e D onan em ab A duca num ab Lec an em ab S ab irn et ug 0 2×10 -6 4×10 -6 6×10 -6 Aβ1-40 monomer binding A ff in it y - K D ( M ) 100.2 nM 338.2 nM 215.7 nM 5215.5 nM H ig h e r b in d in g a ff in it y Internal data, 2024 Note: Calculated KD value for sabirnetug was above the highest analyzed concentration.

Sabirnetug is Highly Selective for Aβ Oligomers Versus Aβ Monomers Relative selectivity for AβO versus monomeric Aβ measured with SPR 10 Sabirnetug is more selective for AβOs than aducanumab or lecanemab Aducanumab Lecanemab Sabirnetug 1×10 -10 1×10 -9 1×10 -8 1×10 -7 1×10 -6 1×10 -5 Sabirnetug vs Lecanemab and Aducanumab A ff in it y - K D ( M ) Aβ1-40 monomer Aβ oligomers 8750x 222x 79.6x H ig h e r b in d in g a ff in it y Internal data, 2024 Note: Murine donanemab shows very low signals for Aβ oligomer binding compared to all other antibodies tested; therefore, it was not included in this comparison.

11 AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AOs species Sabirnetug is Highly Selective for AβOs Versus Aβ Plaques Sabirnetug Thioflavin S Sabirnetug staining in human AD brain slices Adapted from Krafft et al. 2022

12 Amyloid Plaques are Surrounded by a Halo of AβOs Transgenic mouse model of AD Sabirnetug targets AβOs that form halos of soluble aggregates around dense core of plaques Sabirnetug binding to soluble AβOs Sabirnetug Plaque (ThioS) Spires-Jones et al. 2016 AOs (AW7) Plaque (ThioS) AD brain tissue Lab of William Klein, NU, 2017

Sabirnetug: Value Proposition 13 The Alzheimer’s disease market is at a key inflection point with recent approvals paving a new path for the treatment of AD … … and sabirnetug is well-positioned to emerge as a potential next generation treatment of choice. Market will likely remain consolidated with A therapies emerging as the primary treatment option over the next few years Stakeholders are encouraged about the advancements in the AD treatment landscape and are working together to enable broader patient access With potential clinical and safety benefits conferred by AO selectivity, sabirnetug has an opportunity to be a treatment of choice in the large early AD population

Positive INTERCEPT-AD Phase 1 Results for Sabirnetug

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg Sabirnetug or Placebo 2mg COHORT 2: 10 mg/kg Sabirnetug or Placebo 10mg COHORT 3: 25 mg/kg Sabirnetug or Placebo 25mg COHORT 4: 60 mg/kg Sabirnetug or Placebo 60mg COHORT 5: 10 mg/kg Sabirnetug or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg Sabirnetug or Placebo (Q4W) 60mg COHORT 7: 25 mg/kg Sabirnetug or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients 15

Sabirnetug drug specific capture (anti-sabirnetug idiotype mAb) 16 Target Engagement Assessed by Measuring Sabirnetug-AO Complex in CSF AO selective detection (anti-A mAb) Only Sabirnetug-AO complex is measurable • Novel assay configuration tailored to selectively detect sabirnetug-AβO complex in CSF as direct measure of target engagement • Translated for clinical use from a preclinical assay developed by Merck that showed sabirnetug engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of Sabirnetug with AβOs is Dose Proportional 17 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 ACU193 IV Infusion Dose C S F A C U 1 9 3 -A β O li g o m e r C o m p le x ( A U /m L ) a t V is it 8 ( D a y 2 1 ) *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Doses Approaching Maximal Target Engagement Support Sabirnetug AO Mechanism and Helped Guide Dose Selection for Next Study Phase 18 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 1 9 3 -A β O C o m p le x ( A U /m L ) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W Sabirnetug- AO Complex Target Engagement TARGET ENGAGEMENT *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Nearly All Sabirnetug-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 19 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C e n ti lo id s 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C e n ti lo id s 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6% PLAQUE REDUCTION E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Highest Doses of INTERCEPT-AD Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints 6% slowing of cognitive decline 8% slowing of cognitive decline -2% slowing of cognitive decline 22% slowing of cognitive decline 27% slowing of cognitive decline 23% slowing of cognitive decline 29% slowing of cognitive decline Efficacy achieved Mean reduction in amyloid plaque (centiloids)* Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs). *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. 20 PLAQUE REDUCTION

Sabirnetug Serum Exposure is Dose Proportional Without Accumulation 21 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Sabirnetug CSF Exposure is Dose and Dose-Regimen Proportional 22 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Importance of Key Fluid Biomarkers Associated with AD Pathology 23 Tau Pathology: pTau181 pTau217 Neuronal Injury: Total tau Synaptic Injury: Neurogranin VAMP2 Amyloid Pathology: A 42/40 Astrocytic Activation: GFAP • Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD1 • Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone2 • After just three administrations of sabirnetug, patients with early AD demonstrated improvements in biomarkers associated with AD pathology 1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimers Dis. 2018;62(3):1125-1140. A oligomer Amyloid plaque

Consistent Improvement in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of Sabirnetug After Only Three Doses 24 CSF BIOMARKERS pTau181 NeurograninA 42/40 Ratio VAMP2 Tau pathologyAmyloid pathology Synaptic injury n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test

Trend Toward Normalizing Plasma Biomarkers with 10 mg/kg and 60 mg/kg Q4W 25 M A D P B O 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -100 -50 0 50 100 150 P la s m a G F A P (% c h a n g e f ro m b a s e li n e ) M A D P B O 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -50 0 50 100 P la s m a p T a u 1 8 1 (% c h a n g e f ro m b a s e li n e ) M A D P B O 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -100 -50 0 50 100 150 P la s m a p T a u 2 1 7 (% c h a n g e f ro m b a s e li n e ) 1 -6 w k p o st -d o si n g • Plasma measurements of glial fibrillary acidic protein (GFAP), pTau181, and pTau217 in 10 mg/kg Q4W & 60 mg/kg Q4W groups were lower than placebo • More impact to fluid biomarkers was observed with longer dosing duration o The 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts PLASMA BIOMARKERS pTau181GFAP pTau217 A D P ro g re ssio n N o rm a liz a tio n n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test

Sabirnetug Demonstrates Potential for Best-in-Class Safety Compelling Overall Safety Profile, with Low Incidence of ARIA-E 26 SAFETY ✓ Limited incidence of ARIA-E • 10 mg/kg Q4W: 1 asymptomatic case • 25 mg/kg Q2W: 1 asymptomatic case • 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case ✓ No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study • Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes ✓ Broad therapeutic index with convenient monthly dosing • Safety profile may support attractive benefit/risk option for large portion of patients 5 0 Total ARIA-E cases, or ~10% Cases of ARIA-E in ApoE4 homozygotes N=6 0 Deaths, SAEs Related to Study Drug INTERCEPT-AD Phase 1 Safety Data

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for Sabirnetug to Offer Next Generation Efficacy and Safety 27 ✓ Compelling safety profile with low incidence of ARIA-E ✓ Absence of ARIA-E observed in ApoE4 homozygotes ✓ Broad therapeutic index with convenient monthly dosing ✓ First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ) ✓ Rapid, significant plaque reduction comparable to the current market front-runners at similar timepoints ✓ Improvement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

Clinical Development Plans & Strategic Considerations

R a n d o m iz a ti o n 1 :1 :1 Sabirnetug 35mg/kg Q4W (n ~180) Sabirnetug 50mg/kg Q4W (n ~180) Placebo Q4W (n ~180) Primary Endpoint Change in iADRS1 at 18 months Secondary Endpoints1 CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers Open label extension Objective: To evaluate the clinical efficacy, safety and tolerability of sabirnetug Patient population: Patients with early AD (MCI or mild dementia due to early AD) Current Phase 2 ALTITUDE-AD Study 1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living 29 Topline results expected in late 2026

Simulated CSF Target Engagement at Steady-State for ALTITUDE-AD Doses • CSF target engagement was simulated at a candidate list of doses given Q4W at steady-state • Notable diminishing differentiation as dose increases • Doses were selected with peak-trough variation in mind: select doses based on trough (end of dosing interval) CSF engagement upper dose: 50 mg/kg Q4W lower dose: 35 mg/kg Q4W Ph2 Dosing Strategy (ALTITUDE-AD) TIME 30

Subcutaneous Formulation Well-Tolerated in Phase 1 Healthy Volunteer Study Potential to Dose Once-Weekly with a Single Injection to Broaden Patient Access and Increase Treatment Convenience Topline results announced in March 2025 show systemic exposure supports further clinical development of the subcutaneous formulation 31 Phase 1 study to compare the pharmacokinetics of subcutaneous form of sabirnetug to the IV form Outcomes: • Safety • Subcutaneous bioavailability • Information on flat dosing Population: • Healthy volunteers • Age matched to AD population in sabirnetug Phase 1 (INTERCEPT-AD) study IV dose (1/month) (n = 12) Subcutaneous dose (1/week) (n = 16) Phase 1 Subcutaneous Healthy Volunteer Study

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development AMY SCHACTERLE, PHD Chief Regulatory Officer, Head of Quality PAUL SHUGHRUE, PHD VP, Research & Strategy JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL Chief Executive Officer LIEAN SCHENK VP, Head of CMC SIEW TIN GAN Head of Clinical Operations 32 DEREK MEISNER, JD Chief Legal Officer JULIE BOCKENSTETTE Executive Vice President, Head of HR JAMES DOHERTY, PHD President & Chief Development Officer

Sabirnetug IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued sabirnetug patents • Sabirnetug Global IP estate: ✓ Issued patents in 19 countries ✓ Composition of matter patents and methods of use run into July 2031 ✓ Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for sabirnetug as a novel biologic drug ✓ US provides 12 years market exclusivity for novel biologics ✓ Europe provides 10 years of market exclusivity for novel biologics 33

Milestones Achieved in 2024 and 2025 ~$232M Cash, cash equivalents and marketable securities as of Dec. 31, 2024 34 MILESTONES STATUS/ EXPECTED TIMING Initiation of ALTITUDE-AD Phase 2 trial ✓ Initiation of Phase 1 subcutaneous trial ✓ Phase 1 subcutaneous topline results ✓ Completion of enrollment of ALTITUDE-AD ✓ We believe that Acumen has the expertise and resources to advance sabirnetug into the first half of 2027

Summary 35 ✓ Significant and growing Alzheimer's population in need of additional treatment options ✓ Sabirnetug demonstrates high selectivity for toxic AβOs in AD patients ✓ Positive Phase 1 data strengthen potential for sabirnetug to offer best-in-class efficacy and safety ✓ Enrollment completed in Phase 2 ALTITUDE-AD study in March 2025 ✓ Phase 1 subcutaneous healthy volunteer topline results show systemic exposure supports further clinical development of the subcutaneous formulation Key Takeaways Next Steps Topline results from ALTITUDE- AD Phase 2 IV study evaluating the clinical efficacy and safety of sabirnetug in patients with MCI or mild dementia due to Alzheimer’s expected in late 2026

Appendix www.acumenpharm.com 36

Nonclinical Data

Sabirnetug: Extensive Data Package Supporting Development Sabirnetug is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.  Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques  Binds broad range of endogenous Aβ, from dimers to high molecular weight AβOs  Brain penetration and biodistribution demonstrated in multiple species  Performs like other peripherally administered CNS mAbs  Dose-dependent effects in multiple in vitro neuroprotection assays  Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD  IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)  Nonclinical microhemorrhage studies show no increased risk of microhemorrhage  GLP studies demonstrated acceptable safety supporting clinical dosing plans including Ph 2 SELECTIVITY PHARMACOLOGY PK/PD SAFETY 38

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of sabirnetug to AβOs is unchanged Binding of sabirnetug to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM Sabirnetug Selectivity Sabirnetug Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM Sabirnetug is the First mAb Developed to Selectively Target AβOs Sabirnetug selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction’ 39

40 Sabirnetug Recognizes a Wide Range of Oligomeric Species of Aβ Broad AβO size distribution recognized by sabirnetug in human AD brain Sabirnetug dose dependently binds to AβOs in brain tissue from Tg2576 mice Data from lab of William Klein, NU, 2018 Merck internal data, 2011 0 0.2 0.4 0.6 0.8 1 1.2 1101001000 R e la ti v e A β O Im m u n o re a ct iv it y w it h S a b ir n e tu g Molecular Weight (kDa) ~3-8 mers~18-100 mers

1. Prevention of hippocampal LTP impairment Functional Consequences of AβO Clearance: Restoring Plasticity 41 • Aβ at 50 nM markedly reduced HFS-induced LTP in wildtype slices • Pre-treatment with ACU3B3 oligomer-selective antibody prevented Aβ1-42-induced LTP deficits Time course of LTP induction From manuscript in prep; data collected by lab of Gerhard Rammes, University of Regensburg, Max-Planck Institute of Psychiatry, Germany

Functional Consequences Following ACU3B3 Treatment 42 • ACU3B3 (murine oligomer selective antibody) treatment prior to plaque pathology leads to reduced amyloid deposition in J20 Tg model (5-7 months) • Treatment effects are less prominent in aged animals (16-23 months) • Evidence of synaptic recovery in advanced stages of pathology in contrast to minor effects on plaque deposition From manuscript in prep; data collected by lab of Jorge Palop, Gladstone Institute 2. Reduced amyloid deposition and increased spine density